Exhibit 10.4

Certain information has been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K because such information (i) is not material and (ii) is the type of information the registrant treats as private or confidential. Information that has been so redacted from this exhibit has been marked with “[***]” to indicate the omission.

This exhibit is an English translation of a foreign language document. The Company hereby agrees to supplementally furnish to the SEC, upon request, a copy of the foreign language document.

Garment Processing Cooperation Agreement

Party A: Angie International Limited

Business Registration Number: 64877158

Address: Room 03, 11th Floor, Hilder Centre, 2 Chung Ping Street, Hung Hom, Hong Kong

Contact Person: FONG Mei Yuk

Party B: Guangzhou Liwan District Jiabaishang Clothing Store

Unified Social Credit Code: 92440103MAC3QU0N3E

Address: Room 601, Building 3, No. 3 Luochonggang, Chongkou Street, Liwan District, Guangzhou

Legal Representative: He Lishan

Whereas

Party A is a Hong Kong enterprise engaged in uniform design, production management, and sales, requiring delegation to mainland enterprises for garment processing; Party B is a mainland enterprise qualified for garment production. The parties, through friendly negotiation, have reached an agreement on Party A’s delegation to Party B for processing garments using specified fabrics, in accordance with relevant Hong Kong laws and the Civil Code of the People’s Republic of China, and hereby enter into this agreement.

Article 1: Cooperation Content

1.1 Processing Scope:

The varieties, specifications, quantities, and process requirements of garments delegated by Party A to Party B for processing shall be based on the garment processing orders sent by Party A monthly/quarterly.

1.2 Fabric Procurement Requirements:

- Party B must procure the fabrics required for garments from fabric suppliers specified in writing by Party A. Without Party A’s written consent, Party B shall not change suppliers or procure fabrics from non-specified suppliers;

- Party B shall ensure that the procured fabrics meet Party A’s quality requirements for garments and provide Party A with copies of the original procurement invoices from the fabric suppliers and fabric quality inspection reports as settlement basis.

1.3 Price Agreement:

- The total cost for Party B’s garment processing is processing fee + fabric cost price (fabric cost price defined as: the invoice amount issued by the fabric supplier to Party B, including the supplier’s purchase cost, taxes, and direct transportation fees to Party B’s factory, excluding Party B’s profit, management fees, or other additional expenses);

- Party B shall provide Party A with copies of the original procurement invoices from the fabric suppliers and detailed processing costs (including direct expenses such as labor, equipment depreciation, water and electricity) as settlement basis;

- Party B promises that, under this agreement for fabric procurement and processing, it shall not charge Party A any additional commissions or fees under any name (including but not limited to [***]).

Article 2: Garment Quality and Acceptance

2.1 Quality Standards: Garments must meet the following requirements:

- Technical specification sheet provided by Party A, including fabric composition, color code, size tolerances, process details, etc.;

- Sealed sample standards (garment samples provided by Party A).

2.2 Acceptance Process:

- Party A has the right to conduct random re-inspection at Party B’s factory or designated location within [***] working days after delivery (sampling ratio: [***]% ); if the re-inspection fails, Party A has the right to reject and require Party B to rework or replace with compliant garments within [***] working days, with the resulting expenses (including rework materials, labor cost, transportation fees, etc.) borne by Party B;

- If garment quality issues lead to claims, returns, or other losses from Party A’s downstream customers, Party B shall fully compensate Party A for the losses incurred (including but not limited to compensation, litigation fees, attorney fees, brand reputation losses, etc.).

Article 3: Delivery and Settlement

3.1 Delivery Time and Location:

- Party B shall complete processing and deliver to the location specified by Party A within [***] working days after receiving Party A’s “[***]”; if delayed due to force majeure such as delayed fabric delivery from suppliers, Party B must notify Party A in writing [***] working days in advance and provide proof, otherwise, for each day of delay, pay Party A a penalty of [***]% of the order amount for that batch.

3.2 Settlement Method:

- The parties settle [***], and Party B shall submit the “[***]” to Party A within [***] working days after the end of each [***];

- After Party A verifies without error, payment shall be made to Party B within [***] working days;

- Payment method: [***] (to the receiving account required by Party B).

Article 4: Rights and Obligations of Both Parties

Party A’s Obligations:

- Provide the “[***]” and quality requirements (including fabric specifications, process standards, etc.) on time;

- Pay processing fees and fabric costs on time as agreed;

- Timely verify and confirm the settlement documents submitted by Party B;

- Provide necessary materials such as garment design drawings, trademark logos, etc. (if any), and ensure the materials are legal and compliant.

Party B’s Obligations:

- Strictly procure fabrics from specified suppliers as per Article 1 of this agreement, and retain original procurement vouchers from suppliers (invoices, delivery notes, quality inspection reports, etc.) until [***] years after transaction completion;

- Process garments according to Party A’s required production processes and quality standards, without unauthorized modification of designs or reduction of processes;

- Properly safeguard the design drawings, trademarks, and other business information provided by Party A, and not disclose or use them to third parties without Party A’s written consent;

- Cooperate with Party A’s reasonable requirements such as quality inspections, factory audits, sample confirmations, etc.;

- Fulfill confidentiality obligations regarding Party A’s customer information, order data, etc., learned during processing.

Article 5: Liability for Breach

5.1 If Party B violates the “specified supplier” or “cost price” provisions in Article 1 of this agreement (including but not limited to changing suppliers, falsely reporting fabric costs/processing fees, charging commissions), Party A has the right to:

- Refuse to accept the corresponding batch of garments;

- Require Party B to pay a penalty of [***]% of the order amount for that batch;

- If there are [***] cumulative breaches, Party A may unilaterally terminate this agreement and require Party B to compensate for all losses (including previously paid amounts, expected profits, customer claims, etc.).

5.2 If the delivered garments have quality issues (confirmed by both parties or identified by a third-party testing agency), Party A has the right to:

- Return the goods and require Party B to refund the paid amount;

- Require Party B to pay a quality breach penalty of [***]% of the order amount for that batch;

- Party B shall fully bear any customer returns, claims, brand losses, etc., caused by quality issues.

5.3 If Party B delays delivery without justifiable reason, for every [***] days of delay, pay Party A a penalty of [***]% of the order amount for that batch; if delayed over [***] days, Party A has the right to cancel the order and require Party B to pay a penalty of [***]% of the order amount.

Article 6: Intellectual Property Rights and Confidentiality

6.1 The intellectual property rights to garment design drawings, trademark logos, process technologies, etc., provided by Party A belong to Party A. Party B shall not copy, modify, transfer, or use them for other purposes without authorization; otherwise, pay Party A a penalty of [***] per instance and compensate for all losses.

6.2 Both parties shall strictly keep confidential the other party’s trade secrets learned during cooperation (including but not limited to customer information, order data, cost prices, production processes, etc.), and not disclose or use them to any third party without the other party’s written consent; this clause remains effective independently after termination of the agreement.

Article 7: Agreement Term and Termination

7.1 This agreement is effective from [***] to [***]. The parties may negotiate renewal [***] months before expiration.

7.2 Either party may terminate the agreement by giving [***] months’ written notice to the other party, but must settle any incurred transaction payments.

7.3 If one party seriously breaches (e.g., Party B repeatedly changes suppliers, Party A chronically delays payments), the non-breaching party may unilaterally terminate the agreement and require the breaching party to bear compensation liability. If Party B unilaterally terminates early without authorization, it shall pay Party A a penalty of [***]% of the total transaction amount.

Article 8: Dispute Resolution

This agreement is governed by Hong Kong law. If disputes arise under this agreement, the parties shall first negotiate amicably; if negotiation fails, either party may submit to arbitration at the Hong Kong International Arbitration Centre.

Article 9: Other Provisions

9.1 For matters not covered in this agreement, the parties may enter into supplementary agreements; in case of conflict between supplementary agreements and this agreement, the supplementary agreements prevail.

9.2 This agreement is made in duplicate, with each party holding one copy, effective from the date of signature and seal by both parties.

Party A (Seal): ___[Company seal affixed]_______________

Legal Representative/Authorized Representative (Signature): ____/s/ Angie International Limited ______________

Date: January 1, 2021

Party B (Seal): ___[Company seal affixed]_______________

Legal Representative/Authorized Representative (Signature): __/s/ Guangzhou Liwan District Jiabaishang Clothing Store ________________

Date: January 1, 2021